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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .19.3
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2005

Classes A, B, C and I

Fixed Income Funds

• ING Aeltus Money Market Fund
• ING Government Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

JAMES M. HENNESSY	Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•                You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•             In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•                Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy
President
ING Funds
April 25, 2005

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2005

In our semi-annual report we described a tumultuous six months in which longer term bond yields at first soared on strong economic data and then fell back as the economy appeared to stumble, surging oil prices threatened demand and the Federal Open Market Committee (“FOMC”) started to tighten the Federal Funds rate. The tightening would take place at a “measured” pace, interpreted as 0.25% increases at every FOMC meeting for at least a year. By the end of the semi-annual period the returns on investment grade bond and global equities indices were practically zero. High yield bonds had fared better and this was evidence of a decline in risk premiums as investors sought return in a low interest rate environment.

Another aspect of this decline, the curious “curve flattening” trend, which had emerged a few months previously, dominated investment grade U.S. fixed income markets in the second six months. In the last quarter of 2004 short term interest rates drifted up as the FOMC raised the Federal Funds rate twice, while bond yields ignored this and changed little in the face of patchy economic data and continued foreign central bank purchases. Against a backdrop of tame inflation throughout, the flattening took place in October and December when the influential employment reports were weak. In November, the report was strong, but even that, plus the President’s unexpectedly emphatic victory and Federal Reserve Chairman Greenspan’s warning that foreigners might not accumulate bonds at the current pace, barely interrupted the trend. On December 15, the “spread” between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. In the new year interest rate issues became increasingly prominent in the minds of investors in all markets. Commentators continued to be confounded by the flattening of the Treasury yield curve. In early February and again in March, the FOMC raised the Federal Funds rate by the anticipated 0.25% to 2.75%, making seven increases since last June. More increases to come were signaled. Yet the yield on the ten-year Treasury continued to fall through the middle of February, with a disappointing jobs report on February 4 as catalyst. The yield spread over the 90-day Bill narrowed on February 9 to 1.51%, another new low since August of 2001. This can be explained away for a while. But the inexorable rise in short-term rates must, in an economy this strong, ultimately lead to higher long-term rates. Even Chairman Greenspan had to confess bafflement in Congressional testimony, calling the phenomenon a “conundrum”. This was however, enough to unnerve many market participants. Then in March a profit warning from General Motors, one of the world’s biggest corporate debtors, raised the very real prospect of its bonds being reduced to “junk” status. The shock was quickly intensified by inflation threats. Within a few days, the price of a barrel of oil reached a new record, the FOMC’s rate increase was accompanied by the unexpected observation that “pressures on inflation have picked up in recent months” and the Consumer Price Index rose more than expected. All of this was like a cold shower to those investors who had scorned risk in the hunt for yield. By the end of the month the yield spread had snapped higher by 0.3% from the low. For the half-year the yield on 10-year Treasury Notes rose by 0.4% to 4.5%, but the yield on 13-week Treasury Bills jumped 1.1% to 2.7%, reflecting four quarter-point increases by the FOMC. The broader Lehman Aggregate Index(1) rose just 0.47%, with the Treasury component rising by a single basis point and the Corporate section 0.89%. For the whole year the Lehman Brothers Aggregate Index returned 1.15%. High yield bonds suffered as credit spreads expanded in the final few weeks, but the Lehman Brothers High Bond Yield Index(2) still returned 2.9% for the half year and 6.8% for the year.

Investors in the U.S. equities market started the second six months distracted by rising oil prices and bad news affecting individual stocks. But then the market powered ahead, cheered by the retreat in oil prices below $50 per barrel and the clear election result, with these events perceived as business and shareholder friendly. January saw a correction, but by month end encouraging elections in Iraq and an upsurge in merger and acquisition activity had relieved the gloom somewhat. Reassuring fourth quarter corporate earnings figures followed by a better than expected employment report on March 4 propelled the Standard & Poor’s (“S&P”) 500 Index(3) to its best close the next day. But bond yields had already started to rebound, and as inflationary clouds gathered as described above, the sell off from this high to the end of the month was swift. For the six-month period the S&P 500 Index returned 6.9% and for the whole year 6.7%.

Global equities gained 10.7% in the second half of the fiscal year, according to the Morgan Stanley Capital International (“MSCI”) World Index(4) in dollars, including net reinvested dividends, and for the whole year almost the same, 10.6%. In currencies, continuing

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2005

concern over the US’s twin budget and trade deficits caused the dollar to fall sharply against other major currencies in the last quarter of 2004, partly reversed in 2005. For the second six months the euro gained 4.3%, the yen rose 2.7%, and the pound stood 4.3% higher. For the whole year the euro rose 5.3%, the yen fell 2.7% and the pound rose 2.4%.

(1)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government Securities, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(3)  The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI World Index is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING AELTUS MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types

as of March 31, 2005

(as a percent of net assets)*

* Excludes other assets and liabilities of 0.4% of net assets.

Portfolio holdings are subject to change daily.

The ING Aeltus Money Market Fund (the “Fund”) seeks to provide a high level of current income, consistent with preservation of capital and liquidity. David S. Yealy leads a team of fixed income specialists that manages the Fund. ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: During the year ended March 31, 2005, the economic recovery was strong enough to convince the Federal Reserve Board (“Fed”) to gradually begin removing its highly accommodative monetary policy stance in order to keep inflation expectations under control. Accordingly, it increased the Fed Funds rate from 1.00% to 2.75%, raising rates 0.25% at each Federal Open Market Committee (“FOMC”) meeting.

In order to position for a rising rate environment, the Fund shifted from a barbell strategy of offsetting longer term paper purchases with short-term commercial paper purchases, to investing in anticipation of each successive FOMC meeting date through the purchase of short-term commercial paper or floating rate notes. This strategy allowed the Fund to hedge against any underperformance associated with an unexpected increase in the size or pace of increases in the Fed Funds rate by the FOMC. Accordingly, the Fund’s weighted average maturity significantly declined and ended the period at 45 days for the Fund. However, securities purchased early in the period when the Fund utilized a barbell strategy (and had a weighted average maturity significantly longer than the peer group) put a slight drag on performance as the Fed raised rates.

Current Strategy and Outlook: We expect the Fed Funds rate to be at 4.00% by the end of 2005. The market consensus has gone up 50 basis points recently as participants are now concerned about rising inflation. Our strategy continues to focus on new purchases in anticipation of the next FOMC meeting, maintaining a high exposure to floating rate notes, and making selective purchases in the three-month and under maturity sector where yield levels fully price in at least 25 basis point increases at each of the Fed meetings. The Fund is prepared to make selective longer-term purchases to the extent that the market prices in an even more aggressive FOMC.

ING AELTUS MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING GOVERNMENT FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of March 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -21.4% of net assets and 22.8%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Government Fund (the “Fund”) seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund is managed by a team of fixed income specialists led by James B. Kauffmann, ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

Performance: For the year ended March 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of
-0.52% compared to -0.55% for the Lehman Brothers Intermediate Government Bond Index(4).

Portfolio Specifics: The year ended March 31, 2005, witnessed a steady re-pricing of credit risk with the riskiest bonds generating superior returns until the first quarter of 2005. The Federal Reserve (“Fed”) raised the Fed Funds rate from 1.00% to 2.75% at a “measured pace” of 25 basis points each meeting. Despite this gradual tightening the bond market was saturated in liquidity, which may have stimulated hedge funds to purchase credit-sensitive bonds with borrowed money. High yield, emerging market debt and the lower tier of investment grade bonds benefited from this “carry trade” for most of the year. However, comments from Chairman Greenspan and ominous news from General Motors Corp. prompted a swift drop in the relative pricing of riskier bonds in March.

The Fund outperformed the index for the year ended March 31, 2005. Over the period, the Fund was short duration and positioned for a flatter yield curve. Duration and yield curve positioning were the primary determinants of the Fund’s outperformance as rates moved higher — with the two-year sector leading the sell-off — and the yield curve materially flatter. Relative to the Index, the Fund was underweight in Treasuries and slightly overweight in agencies, with an off-index position in mortgage-backed securities. The position in mortgages provided positive excess return over similar maturity Treasuries.

Current Strategy and Outlook: Our near-term outlook for the bond market has not changed: we expect higher interest rates and a less optimistic environment for credit-sensitive bonds. Inflation increasingly is recognized as a problem not yet addressed by the Fed. Pricing power seems to have emerged from a long slumber, and the consumer continues to defy all predictions of retrenchment. While we expect the Federal Open Market Committee to respond appropriately to incoming economic data, the overnight rate remains accommodative. Clearly, this accommodation has fostered some speculative activity, which Dr. Greenspan is keen to reign in. Despite a likely acceleration in first quarter Gross Domestic Product (GDP), higher energy costs and a steady drumbeat of rising interest rates point to a slower second half of 2005. Given that markets are pricing in a 4.0% to 4.5% Fed Funds rate by year-end and a 45% chance of a 50-basis-point move in either May or June, a moderating domestic economy is not unlikely later this year.

Top Ten Industries
as of March 31, 2005
(as a percent of net assets)

U.S. Treasury Obligations	36.8%
Federal National Mortgage Association	24.9%
Federal Home Loan Mortgage Corporation	18.7%
Whole Loan Collaterallized Mortgage Obligations	7.9%
Multi-National	2.9%
Banks	1.4%
Federal Home Loan Bank	1.1%
Diversified Financial Services	0.8%
Oil and Gas	0.6%
Auto Manufacturers	0.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING GOVERNMENT FUND

Average Annual Total Returns for the Periods Ended March 31, 2005

	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	(5.24)%	4.15%	4.95%	—	—
Class B(2)	(6.17)%	4.05%	—	3.86%	—
Class C(3)	(2.31)%	4.41%	—	—	3.82%
Class I	(0.36)%	5.43%	5.87%	—	—
Excluding Sales Charge:
Class A	(0.52)%	5.17%	5.46%	—	—
Class B	(1.42)%	4.39%	—	3.86%	—
Class C	(1.36)%	4.41%	—	—	3.82%
Class I	(0.36)%	5.43%	5.87%	—	—
Lehman Brothers Intermediate Government Bond Index(4)	(0.55)%	6.08%	6.24%	5.50%	5.55	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Government Fund against the Index or indices indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              Reflects deduction of the maximum Class A sales charge of 4.75%.

(2)              Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3)              Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)              The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Goverment Bond Index that have a maturity of one to 9.99 years.

(5)              Since inception performance for index is shown from July 1, 1998.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 to March 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Aeltus Money Market Fund	Beginning Account Value October 1, 2004	Ending Account Value March 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,008.30	0.53%	$2.65
Class B	1,000.00	1,003.50	1.48	7.39
Class C	1,000.00	1,008.30	0.53	2.65
Class I	1,000.00	1,008.30	0.53	2.65
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.29	0.53%	$2.67
Class B	1,000.00	1,017.55	1.48	7.44
Class C	1,000.00	1,022.29	0.53	2.67
Class I	1,000.00	1,022.29	0.53	2.67

*                 Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)(continued)

ING Government Fund	Beginning Account Value October 1, 2004	Ending Account Value March 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2005*
Actual Fund Return
Class A	$1,000.00	$ 997.00	0.95%	$4.73
Class B	1,000.00	992.60	1.70	8.45
Class C	1,000.00	993.20	1.70	8.45
Class I	1,000.00	998.20	0.70	3.49
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.19	0.95%	$4.78
Class B	1,000.00	1,016.45	1.70	8.55
Class C	1,000.00	1,016.45	1.70	8.55
Class I	1,000.00	1,021.44	0.70	3.53

*                 Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
of ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities of ING Aeltus Money Market Fund and ING Government Fund, each a series of ING Series Fund, Inc. (collectively the “Funds”), including the portfolios of investments, as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for all years or periods prior to April 1, 2002. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2003 were audited by other independent registered public accountants whose report dated May 23, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Aeltus Money Market Fund and ING Government Fund as of March 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 20, 2005

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2005

	ING Aeltus Money Market Fund	ING Government Fund

ASSETS:
Investments in securities at value+*	$—	$52,349,000
Short-term investments at amortized cost	186,251,127	12,137,000
Repurchase agreement	18,692,000	148,000
Cash	30,549	194,404
Cash collateral for futures	—	40,496
Receivables:
Investment securities sold	2,568,260	—
Fund shares sold	483,447	—
Dividends and interest	803,059	727,079
Prepaid expenses	906	15,851
Reimbursement due from manager	—	1,660
Total assets	208,829,348	65,613,490

LIABILITIES:
Payable for fund shares redeemed	1,771,760	3,496
Payable for futures variation margin	—	21,478
Payable upon receipt of securities loaned	—	12,137,000
Payable for securities purchased	1,020,657	—
Payable for open swap contracts	—	121,000
Income distribution payable	9,094	—
Payable to affiliates	87,934	36,084
Payable for director fees	8,493	1,035
Other accrued expenses and liabilities	198,941	49,222
Total liabilities	3,096,879	12,369,315
NET ASSETS	$205,732,469	$53,244,175

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$205,883,869	$54,576,380
Undistributed net investment income (distributions in excess of net investment income)	147,822	(53,328)
Accumulated net realized loss on investments, foreign currency related transactions, futures, options and swaps	(299,222)	(89,435)
Net unrealized depreciation on investments, foreign currency related transactions, futures, options and swaps	—	(1,189,442)
NET ASSETS	$205,732,469	$53,244,175

+ Including securities loaned at value	$—	$11,935,093
* Cost of investments in securities	$—	$53,476,589

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2005

	ING Aeltus Money Market Fund	ING Government Fund
Class A:
Net Assets	$125,672,659	$34,205,886
Shares authorized	1,000,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	125,766,457	3,388,393
Net asset value and redemption price per share	$1.00	$10.10
Maximum offering price per share	$1.00	$10.60	(1)

Class B:
Net Assets	$3,766,537	$2,085,644
Shares authorized	1,000,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,767,768	206,432
Net asset value and redemption price per share(2)	$1.00	$10.10
Maximum offering price per share	$1.00	$10.10

Class C:
Net Assets	$4,779,582	$769,437
Shares authorized	1,000,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,782,959	76,180
Net asset value and redemption price per share(2)	$1.00	$10.10
Maximum offering price per share	$1.00	$10.10

Class I:
Net Assets	$71,513,691	$16,183,208
Shares authorized	1,000,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	71,569,177	1,600,662
Net asset value and redemption price per share	$1.00	$10.11
Maximum offering price per share	$1.00	$10.11

(1)        Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2005

	ING Aeltus Money Market Fund	ING Government Fund
INVESTMENT INCOME:
Dividends	$—	$11,208
Interest	3,863,321	2,539,372
Securities lending income	—	15,185
Total investment income	3,863,321	2,565,765

EXPENSES:
Investment management fees	873,685	314,842
Distribution and service fees:
Class A	—	107,266
Class B	43,183	24,006
Class C	—	8,638
Transfer agent fees	117,590	12,050
Administrative service fees	174,739	50,375
Shareholder reporting expense	50,084	14,547
Registration fees	31,482	52,873
Professional fees	35,631	19,026
Custody and accounting expense	23,000	16,971
Director fees	17,885	4,380
Miscellaneous expense	13,678	5,597
Total expenses	1,380,957	630,571
Net waived and reimbursed fees	(16,358)	(51,172)
Net expenses	1,364,599	579,399
Net investment income	2,498,722	1,986,366

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, OPTIONS AND SWAPS:
Net realized gain (loss) on:
Investments	(48,015)	(80,766)
Foreign currency related transactions	—	18,348
Futures, options and swaps	—	43,880
Reimbursement by affiliate for investement transaction losses	394,014	—
Net realized gain (loss) on investments, foreign currency related transactions, futures, options, swaps and reimbursement by affiliates	345,999	(18,538)
Net change in unrealized appreciation or depreciation on:
Investments	—	(2,397,093)
Futures, options and swaps	—	(61,853)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	—	(2,458,946)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, options, swaps and reimbursement by affiliates	345,999	(2,477,484)
Increase (decrease) in net assets resulting from operations	$2,844,721	$(491,118)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Aeltus Money Market Fund		ING Government Fund
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
FROM OPERATIONS:
Net investment income	$2,498,722	$1,340,419	$1,986,366	$1,832,696
Net realized gain (loss) on investments, foreign currency related transactions, futures, options, swaps and reimbursement by affiliates	345,999	—	(18,538)	1,413,560
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	—	469,691	(2,458,946)	(1,099,889)
Net increase (decrease) in net assets resulting from operations	2,844,721	1,810,110	(491,118)	2,146,367

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,510,641)	(747,567)	(1,403,402)	(1,420,325)
Class B	(22,356)	(8,313)	(61,909)	(60,784)
Class C	(58,265)	(33,796)	(22,163)	(21,583)
Class I	(884,424)	(550,743)	(601,639)	(511,138)
Net realized gains:
Class A	—	—	(387,822)	(681,800)
Class B	—	—	(27,506)	(39,023)
Class C	—	—	(10,384)	(12,606)
Class I	—	—	(195,130)	(228,405)
Total distributions	(2,475,686)	(1,340,419)	(2,709,955)	(2,975,664)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	181,061,444	220,188,055	13,304,017	33,657,412
Dividends reinvested	2,405,134	1,288,589	2,667,135	2,934,195
	183,466,578	221,476,644	15,971,152	36,591,607
Cost of shares redeemed	(217,329,078)	(316,819,388)	(36,678,005)	(47,207,509)
Net decrease in net assets resulting from capital share transactions	(33,862,500)	(95,342,744)	(20,706,853)	(10,615,902)
Net decrease in net assets	(33,493,465)	(94,873,053)	(23,907,926)	(11,445,199)

NET ASSETS:
Beginning of year	239,225,934	334,098,987	77,152,101	88,597,300
End of year	$205,732,469	$239,225,934	$53,244,175	$77,152,101
Undistributed net investment income (distributions in excess of net investment income) at end of year	$147,822	$121,334	$(53,328)	$—

See Accompanying Notes to Financial Statements

ING AELTUS MONEY MARKET FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,						Five Months Ended March 31,		Year Ended October 31,
	2005		2004		2003		2002(1)(2)		2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$1.00		1.00		1.00		1.00		1.00	1.00
Income from investment operations:
Net investment income	$0.01		0.00	*	0.01		0.01		0.05	0.06
Total from investment operations	$0.01		0.00	*	0.01		0.01		0.05	0.06
Less distributions from:
Net investment income	$0.01		0.00	*	0.01		0.01		0.05	0.06
Total distributions	$0.01		0.00	*	0.01		0.01		0.05	0.06
Net asset value, end of period	$1.00		1.00		1.00		1.00		1.00	1.00
Total Return(3)%	1.17	†	0.47	†	1.08		0.70		4.58	5.97

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$125,642		138,666		174,475		205,147		209,870	194,454
Ratios to average net assets:
Net expenses after expense reimbursement(4)%	0.62		0.73		0.69		0.70		0.64	0.59
Gross expenses prior to expense reimbursement(4)%	0.62		0.73		0.69		0.70		0.64	0.65
Net investment income after expense reimbursement(4)(5)%	1.16		0.47		1.11		1.67		4.51	5.80

	Class B
	Year Ended March 31,						Five Months Ended March 31,		Year Ended October 31,
	2005		2004		2003		2002(1)(2)		2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$1.00		1.00		1.00		1.00		1.00	1.00
Income from investment operations:
Net investment income	$0.01		0.00	*	0.00	*	0.00	*	0.03	0.05
Total from investment operations	$0.01		0.00	*	0.00	*	0.00	*	0.03	0.05
Less distributions from:
Net investment income	$0.01		0.00	*	0.00	*	0.00	*	0.03	0.05
Total distributions	$0.01		0.00	*	0.00	*	0.00	*	0.03	0.05
Net asset value, end of period	$1.00		1.00		1.00		1.00		1.00	1.00
Total Return(3)%	0.53	†	0.17	†	0.22		0.29		3.55	4.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,766		4,007		6,063		1,880		1,199	159
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.24		1.04		1.53		1.70		1.64	1.59
Gross expenses prior to expense reimbursement(4)%	1.62		1.73		1.70		1.70		1.64	1.65
Net investment income after expense reimbursement(4)(5)%	0.52		0.17		0.19		0.67		3.51	4.80

(1)              The Fund changed its fiscal year-end from October 31 to March 31.

(2)              Effective March 1, 2002, ING Investments, LLC, became the Investment Manager of the Fund and ING Investment Management Co., was appointed as Sub-Adviser.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              ING Funds Distributor, LLC, voluntarily waived 0.38%, 0.69% and 0.17% of distribution and services fees on Class B during the years ended March 31, 2005, March 31, 2004, and March 31 2003, respectively.

*                 Amount is less than $0.01 per share.

†                  There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

See Accompanying Notes to Financial Statements.

ING AELTUS MONEY MARKET FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,					Five Months Ended March 31,	Year Ended October 31,
	2005		2004		2003	2002(1)(2)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$1.00		1.00		1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01		0.00	*	0.01	0.01	0.05	0.06
Total from investment operations	$0.01		0.00	*	0.01	0.01	0.05	0.06
Less distributions from:
Net investment income	$0.01		0.00	*	0.01	0.01	0.05	0.06
Total distributions	$0.01		0.00	*	0.01	0.01	0.05	0.06
Net asset value, end of period	$1.00		1.00		1.00	1.00	1.00	1.00
Total Return(3)%	1.17	†	0.47	†	1.08	0.70	4.58	5.97

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,778		5,615		8,419	10,866	12,013	9,611
Ratios to average net assets:
Net expenses after expense reimbursement(4)%	0.62		0.73		0.69	0.70	0.64	0.59
Gross expenses prior to expense reimbursement(4)%	0.62		0.73		0.69	0.70	0.64	0.65
Net investment income after expense reimbursement(4)%	1.14		0.47		1.10	1.67	4.51	5.80

	Class I
	Year Ended March 31,					Five Months Ended March 31,	Year Ended October 31,
	2005		2004		2003	2002(1)(2)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$1.00		1.00		1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01		0.00	*	0.01	0.01	0.05	0.06
Total from investment operations	$0.01		0.00	*	0.01	0.01	0.05	0.06
Less distributions from:
Net investment income	$0.01		0.00	*	0.01	0.01	0.05	0.06
Total distributions	$0.01		0.00	*	0.01	0.01	0.05	0.06
Net asset value, end of period	$1.00		1.00		1.00	1.00	1.00	1.00
Total Return(3)%	1.17	†	0.47	††	1.08	0.70	4.58	5.97

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$71,495		90,938		145,142	208,063	239,531	245,774
Ratios to average net assets:
Net expenses after expense reimbursement(4)%	0.62		0.73		0.69	0.70	0.64	0.59
Gross expenses prior to expense reimbursement(4)%	0.62		0.73		0.69	0.70	0.64	0.65
Net investment income after expense reimbursement(4)%	1.13		0.47		1.12	1.67	4.51	5.80

(1)              The Fund changed its fiscal year-end from October 31 to March 31.

(2)              Effective March 1, 2002, ING Investments, LLC, became the Investment Manager of the Fund and ING Investment Management Co., was appointed as Sub-Adviser.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

*                 Amount is less than $0.01 per share.

†                  There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

††            Total return without the effect of reimbursement by affiliate for investment transaction losses would have been (0.53%) for Class I.

See Accompanying Notes to Financial Statements.

ING GOVERNMENT FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,			Five Months Ended March 31,	Year Ended October 31,
	2005	2004	2003	2002(1)(2)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$10.62	10.73	10.13	10.70	9.94	9.86
Income (loss) from investment operations:
Net investment income	$0.32	0.24	0.27	0.13	0.46	0.55
Net realized and unrealized gain (loss) on investments	$(0.37)	0.05	0.68	(0.41)	0.74	0.08
Total from investment operations	$(0.05)	0.29	0.95	(0.28)	1.20	0.63
Less distributions from:
Net investment income	$0.35	0.27	0.28	0.15	0.44	0.55
Net realized gain on investments	$0.12	0.13	0.07	0.14	—	—
Total distributions	$0.47	0.40	0.35	0.29	0.44	0.55
Net asset value, end of period	$10.10	10.62	10.73	10.13	10.70	9.94
Total Return(3)%	(0.52)	2.74	9.52	(2.60)	12.35	6.65

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$34,206	55,708	60,616	24,148	24,711	11,413
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	0.95	0.95	0.95	0.95	0.95	0.95
Gross expenses prior to expense reimbursement(4)%	1.03	1.06	1.09	1.13	1.20	1.22
Net investment income after expense reimbursement(4)(5)%	3.11	2.23	2.62	3.08	4.55	5.65
Portfolio turnover rate	% 183	330	260	167	260	139

	Class B
	Year Ended March 31,			Five Months Ended March 31,	Year Ended October 31,
	2005	2004	2003	2002(1)(2)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$10.64	10.73	10.13	10.71	9.95	9.86
Income (loss) from investment operations:
Net investment income	$0.25	0.17	0.19	0.10	0.36	0.48
Net realized and unrealized gain (loss) on investments	$(0.40)	0.05	0.69	(0.42)	0.77	0.08
Total from investment operations	$(0.15)	0.22	0.88	(0.32)	1.13	0.56
Less distributions from:
Net investment income	$0.27	0.18	0.21	0.12	0.37	0.47
Net realized gain on investments	$0.12	0.13	0.07	0.14	—	—
Total distributions	$0.39	0.31	0.28	0.26	0.37	0.47
Net asset value, end of period	$10.10	10.64	10.73	10.13	10.71	9.95
Total Return(3)%	(1.42)	2.13	8.75	(2.99)	11.52	5.88

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,086	2,831	4,952	486	512	68
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.70	1.70	1.69	1.70	1.70	1.70
Gross expenses prior to expense reimbursement(4)%	1.78	1.81	1.84	1.88	1.95	1.97
Net investment income after expense reimbursement(4)(5)%	2.41	1.48	1.77	2.33	3.78	4.90
Portfolio turnover rate %	183	330	260	167	260	139

(1)              The Fund changed its fiscal year-end from October 31 to March 31.

(2)              Effective March 1, 2002, ING Investments, LLC, became the Investment Manager of the Fund and ING Investment Management Co., was appointed as Sub-Adviser.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING GOVERNMENT FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,			Five Months Ended March 31,	Year Ended October 31,
	2005	2004	2003	2002(1)(2)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$10.63	10.73	10.12	10.69	9.93	9.85
Income (loss) from investment operations:
Net investment income	$0.25	0.18	0.19	0.11	0.38	0.47
Net realized and unrealized gain (loss) on investments	$(0.39)	0.03	0.70	(0.42)	0.74	0.09
Total from investment operations	$(0.14)	0.21	0.89	(0.31)	1.12	0.56
Less distributions from:
Net investment income	$0.27	0.18	0.21	0.12	0.36	0.48
Net realized gain on investments	$0.12	0.13	0.07	0.14	—	—
Total distributions	$0.39	0.31	0.28	0.26	0.36	0.48
Net asset value, end of period	$10.10	10.63	10.73	10.12	10.69	9.93
Total Return(3)%	(1.36)	2.05	8.89	(2.95)	11.50	5.89

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$769	1,131	2,330	511	705	129
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.70	1.70	1.70	1.70	1.70	1.70
Gross expenses prior to expense reimbursement(4)%	1.78	1.81	1.85	1.88	1.95	1.97
Net investment income after expense reimbursement(4)(5)%	2.40	1.45	1.77	2.33	3.79	4.90
Portfolio turnover rate	% 183	330	260	167	260	139

	Class I
	Year Ended March 31,			Five Months Ended March 31,	Year Ended October 31,
	2005	2004	2003	2002(1)(2)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$10.64	10.74	10.14	10.71	9.94	9.86
Income (loss) from investment operations:
Net investment income	$0.35	0.27	0.31	0.14	0.49	0.57
Net realized and unrealized gain (loss) on investments	$(0.40)	0.05	0.67	(0.41)	0.74	0.09
Total from investment operations	$(0.04)	0.32	0.98	(0.27)	1.23	0.66
Less distributions from:
Net investment income	$0.37	0.29	0.31	0.16	0.46	0.58
Net realized gain on investments	$0.12	0.13	0.07	0.14	—	—
Total distributions	$0.49	0.42	0.38	0.30	0.46	0.58
Net asset value, end of period	$10.11	10.64	10.74	10.14	10.71	9.94
Total Return(3)%	(0.36)	3.09	9.76	(2.52)	12.67	6.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,183	17,482	20,700	17,724	19,458	11,021
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	0.70	0.70	0.70	0.70	0.70	0.70
Gross expenses prior to expense reimbursement(4)%	0.78	0.81	0.84	0.88	0.95	0.97
Net investment income after expense reimbursement(4)(5)%	3.41	2.47	2.97	3.33	4.80	5.90
Portfolio turnover rate %	183	330	260	167	260	139

(1)              The Fund changed its fiscal year-end from October 31 to March 31.

(2)              Effective March 1, 2002, ING Investments, LLC, became the Investment Manager of the Fund and ING Investment Management Co., was appointed as Sub-Adviser.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are nineteen separate funds, which comprise ING Series Fund, Inc. The two funds (each a “Fund”; collectively the “Funds”) that are in this report are: ING Aeltus Money Market Fund (“Money Market”) and ING Government Fund (“Government”). Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments”), serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”), to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution active in banking, insurance and asset management.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

The Money Market Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)   Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)   Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. The Government Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Government Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Money Market Fund declares dividends daily and pays dividends monthly. Government Fund declares and pays dividends monthly. Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.                Illiquid and Restricted Securities. The Money Market and Government Funds may not invest more than 10% and 15%, respectively, of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. The Funds may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.                 Delayed Delivery Transactions. The Government Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

L.                   Mortgage Dollar Roll Transactions. The Government Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

M.              Options Contracts. The Government Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.                 Swap Contracts. The Government Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap. For each swap contract, a capital gain or loss is recognized on each contract’s respective payment date.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Government	$16,042,701	$15,358,863

U.S. Government securities not included above were as follows:

	Purchases	Sales
Government	$93,822,927	$114,829,858

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Money Market Fund — 0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion; and for Government Fund — 0.500% of the first $250 million, 0.475% of the next $250 million, 0.450% of the next $250 million, 0.425% of the next $1.25 billion and 0.400% in excess of $2 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations, subject to oversight by the Investment Manager.

Pursuant to an Administration Agreement, ING Funds Services, LLC (“IFS”), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

The Investment Manager has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect wholly-owned subsidiary of ING Groep, under which ILIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.25% of the average daily net assets associated with those shares.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class I
Money Market	N/A	1.00%	N/A	N/A
Government	0.25%	1.00%	1.00%	N/A

The Funds’ class specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B and Class C shares.

During the year ended March 31, 2005, the Distributor voluntarily waived 0.38% of Distribution and Service Fees on Class B of the Money Market Fund.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2005, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges	$1,847	N/A
Contingent Deferred Sales Charges	—	$197

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
Money Market	$70,662	$14,134	$3,138	$87,934
Government	22,631	3,621	9,832	36,084

At March 31, 2005, ILIAC owned 27.2% and 50.2% of the Money Market Fund and Government Fund, respectively. Also at March 31, 2005, ING National Trust, an indirect wholly-owned subsidiary of ING Groep, owned 15.6% and 38.9% of the Money Market Fund and Government Fund, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Money Market and Government have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

During the year ended March 31, 2005, ING Investments voluntarily reimbursed the Money Market Fund $394,014 for investment transaction losses which occurred in prior years.

The Funds have adopted a Deferred Compensation Plan (the “Plan”) which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments, until distribution in accordance with the Plan.

NOTE 7 — OPTIONS WRITTEN

Written option activity for the Government Fund for the year ended March 31, 2005, was as follows:

	Number of Contracts	Premiums Received
Options outstanding at March 31, 2004	—	$ —
Options written	5	5,444
Options expired	(5)	(5,444)
Options outstanding at March 31, 2005	—	$ —

NOTE 8 — EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses for the Government Fund to the levels listed below:

Class A	Class B	Class C	Class I
0.95%	1.70%	1.70%	0.70%

The Investment Manager may, at a later date, recoup from the Fund, expenses reimbursed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. As of March 31, 2005, the amount of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager for the Government Fund, and the related expiration dates are as follows:

March 31,
2006	2007	2008	Total
$98,502	$89,184	$51,172	$238,858

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement “) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended March 31, 2005, the Government Fund utilized the line of credit for one day with a balance of $3,700,000 at an interest rate of 2.25%.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARE TRANSACTIONS

Transaction in capital shares and dollars were as follows:

	Class A Shares		Class B Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
Money Market Fund (Number of Shares)
Shares sold	148,812,642	190,274,802	3,775,766	3,955,485
Dividends reinvested	1,491,868	720,419	18,259	7,391
Shares redeemed	(163,503,777)	(226,926,251)	(4,033,700)	(6,018,981)
Net decrease in shares outstanding	(13,199,268)	(35,931,030)	(239,675)	(2,056,105)

Money Market Fund ($)
Shares sold	$148,816,742	$190,278,178	$3,775,607	$3,955,485
Dividends reinvested	1,491,868	720,449	18,259	7,391
Shares redeemed	(163,503,778)	(226,928,760)	(4,033,700)	(6,018,981)
Net decrease	$(13,195,168)	$(35,930,133)	$(234,218)	$(2,056,105)

	Class C Shares		Class I Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
Money Market Fund (Number of Shares)
Shares sold	1,999,786	3,647,571	26,469,902	22,305,691
Dividends reinvested	57,450	32,777	837,557	528,014
Shares redeemed	(2,902,043)	(6,495,621)	(46,889,557)	(77,375,071)
Net decrease in shares outstanding	(844,807)	(2,815,273)	(19,582,098)	(54,541,366)

Money Market Fund ($)
Shares sold	$1,999,986	$3,647,629	$26,469,109	$22,306,723
Dividends reinvested	57,450	32,777	837,557	528,012
Shares redeemed	(2,902,043)	(6,495,657)	(46,889,557)	(77,375,990)
Net decrease	$(853,149)	$(2,815,251)	$(19,582,891)	$(54,541,255)

	Class A Shares		Class B Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
Government Fund (Number of Shares)
Shares sold	895,228	2,579,321	52,274	77,477
Dividends reinvested	172,276	196,501	7,433	8,055
Shares redeemed	(2,922,634)	(3,182,255)	(119,460)	(280,724)
Net decrease in shares outstanding	(1,855,130)	(406,433)	(59,753)	(195,192)

Government Fund ($)
Shares sold	$9,240,406	$27,550,193	$541,820	$884,932
Dividends reinvested	1,776,515	2,081,652	76,597	85,425
Shares redeemed	(30,360,092)	(33,937,130)	(1,231,235)	(3,044,580)
Net decrease	$(19,343,171)	$(4,305,285)	$(612,818)	$(2,074,223)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARE TRANSACTIONS (continued)

	Class C Shares		Class I Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004

Government Fund (Number of Shares)
Shares sold	49,468	76,860	289,558	412,428
Dividends reinvested	1,852	2,734	77,055	69,536
Shares redeemed	(81,582)	(190,311)	(409,033)	(765,759)
Net decrease in shares outstanding	(30,262)	(110,717)	(42,420)	(283,795)

Government Fund ($)
Shares sold	$515,333	$820,334	$3,006,458	$4,401,953
Dividends reinvested	19,081	28,989	794,942	738,129
Shares redeemed	(848,033)	(2,027,830)	(4,238,645)	(8,197,969)
Net decrease	$(313,619)	$(1,178,507)	$(437,245)	$(3,057,887)

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board the following securities have been deemed to be illiquid. The Money Market and Government Funds currently limit investment in illiquid securities to 10% and 15%, respectively, of the Fund’s net assets, at market value, at time of purchase.

	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Money Market	Newcastle CDO I Ltd., 2.880%, due 10/24/05	$3,000,000	10/23/03	$ 3,000,000	$ 3,000,000	1.4%
	Goldman Sachs Group, 2.860%, due 02/13/06	4,200,000	01/13/05	4,200,000	4,200,000	2.0%
	Money Market Trust LLY, 2.770%, due 06/03/05	3,600,000	12/03/02	3,600,000	3,600,000	1.7%
	Money Market Trust Series A, 2.885%, due 04/07/06	6,700,000	04/15/03	6,700,000	6,700,000	3.2%
				$17,500,000	$17,500,000	8.3%

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

At March 31, 2005, the Government Fund had securities on loan with the following market values:

Value of Securities Loaned	Value of Collateral
$11,935,093	$12,137,000

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of March 31, 2005:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains (Losses)
Money Market	$ (3,452)	$ 3,452	$ —
Government	(19,022)	49,419	(30,397)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2005		Year Ended March 31, 2004
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Money Market	$2,475,686	$ —	$1,340,419	$ —
Government	2,441,805	268,150	2,390,359	585,305

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2005 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ Depreciation	Post October Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Money Market	$156,916	$ —	$ —	$(299,222)	2009
Government	—	(1,258,814)	(1,544)	(71,847)	2013

NOTE 14 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2005 the following Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Money Market
Class A	$0.0019	April 29, 2005	Daily
Class B	$0.0011	April 29, 2005	Daily
Class C	$0.0019	April 29, 2005	Daily
Class I	$0.0019	April 29, 2005	Daily
Government
Class A	$0.0300	April 29, 2005	April 28, 2005
Class B	$0.0241	April 29, 2005	April 28, 2005
Class C	$0.0238	April 29, 2005	April 28, 2005
Class I	$0.0321	April 29, 2005	April 28, 2005

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

		PORTFOLIO OF INVESTMENTS
ING AELTUS MONEY MARKET FUND(1)		AS OF MARCH 31, 2005

Principal Amount			Value

CERTIFICATE OF DEPOSIT: 5.3%
$3,100,000		Credit Suisse First Boston, 2.865%, due 05/31/05	$3,100,000
1,200,000		HSBC Bank, 1.555%, due 04/22/05	1,200,000
3,200,000		HSBC Bank, 2.650%, due 04/25/05	3,200,021
1,300,000		Washington Mutual Bank, 2.700%, due 05/06/05	1,299,961
2,100,000		Washington Mutual Bank, 2.810%, due 05/03/05	2,099,981
		Total Certificate Of Deposit (Cost $10,899,963)	10,899,963

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.7%
2,100,000	#	Blue Heron Funding Ltd., 2.880%, due 05/18/05	2,100,000
2,100,000	#	Cheyne 2004-1A, 2.791%, due 11/10/05	2,100,000
3,000,000	#,I	Newcastle CDO I Ltd., 2.880%, due 10/24/05	3,000,000
2,900,000	#	Putnam Structured Product CDO, 2.830%, due 05/16/05	2,900,000
1,700,000	#	Whitehawk CDO Funding Ltd., 3.030%, due 09/15/05	1,700,000
		Total Collateralized Mortgage Obligations (Cost $11,800,000)	11,800,000

COMMERCIAL PAPER: 32.4%
4,900,000	@@	Alliance & Leicester PLC, 2.130%, due 04/06/05	4,898,265
4,900,000		American Express Bank FSB/ Salt Lake City UT, 2.780%, due 03/16/06	4,899,999
5,000,000		American Express Credit Corp., 2.780%, due 05/04/05	4,987,533
1,000,000		American Express Credit Corp., 2.870%, due 10/14/05	1,000,547
2,200,000	#	American Honda Finance, 2.650%, due 04/11/05	2,199,963
1,300,000	@@	ANZ National Intl., 2.870%, due 05/31/05	1,293,717
1,750,000		ASB Bank Ltd., 2.430%, due 04/07/05	1,749,175
2,500,000		ASB Bank Ltd., 2.730%, due 04/26/05	2,495,087
2,600,000		Barclays Bank PLC, 2.650%, due 04/29/05	2,594,459
2,200,000		Concord Minuteman Cap, 2.120%, due 04/04/05	2,199,483
4,700,000		Concord Minuteman Cap, 2.750%, due 04/10/06	4,700,000
2,600,000		Concord Minuteman Cap, 2.800%, due 04/12/06	2,600,000
1,400,000		Dexia Delaware, 2.740%, due 05/17/05	1,395,009
600,000		Dexia Delaware, 2.830%, due 05/09/05	598,163
2,200,000	#	Goldman Sachs Group, 2.820%, due 07/29/05	2,200,000
4,200,000	I	Goldman Sachs Group, 2.860%, due 02/13/06	4,200,000
$600,000		IXIX CP Corp., 2.990%, due 06/03/05	$596,829
2,200,000		Monument Gardens, 2.600%, due 04/25/05	2,196,040
3,200,000		Monument Gardens, 2.790%, due 05/23/05	3,186,896
1,600,000		Monument Gardens, 2.950%, due 06/13/05	1,590,364
1,500,000		St. Germain Holdings Ltd., 2.630%, due 04/14/05	1,498,470
1,800,000		Three Pillars FDG Corp., 2.350%, due 04/06/05	1,799,295
2,800,000		Thunder Bay Funding, Inc., 2.520%, due 04/15/05	2,797,060
2,300,000		Thunder Bay Funding, Inc., 2.960%, due 06/16/05	2,285,530
5,400,000		Verizon Global Funding, 3.120%, due 04/13/06	5,400,000
1,250,000		Westpac Capital Corp., 2.930%, due 06/10/05	1,242,818
		Total Commercial Paper (Cost $66,604,702)	66,604,702

CORPORATE BONDS/NOTES: 40.8%
1,750,000	#	American General Financial Corp., 2.810%, due 04/13/06	1,750,000
1,250,000	#	American Honda Finance, 2.880%, due 05/16/05	1,250,102
4,550,000		Associates Corp. NA, 3.190%, due 06/27/05	4,571,717
2,200,000		Bank of America Corp., 7.875%, due 05/16/05	2,213,860
2,600,000		Bank One NA, 2.990%, due 07/26/05	2,601,491
3,700,000		Bank One NA, 7.625%, due 08/01/05	3,760,007
2,500,000		Bear Stearns Cos., Inc., 2.766%, due 04/05/06	2,500,000
2,350,000		Bear Stearns Cos., Inc., 2.860%, due 04/28/06	2,350,000
2,600,000		Bear Stearns Cos., Inc., 2.960%, due 11/28/05	2,601,343
960,000		Caterpillar Financial Services Corp., 4.690%, due 04/25/05	961,280
1,900,000		Citigroup, Inc., 6.750%, due 12/01/05	1,945,197
4,500,000		Credit Suisse First Boston USA, 2.969%, due 12/08/05	4,500,926
2,600,000		Crown Point Capital Co., 2.696%, due 08/08/05	2,599,766
1,200,000		Fannie Mae, 2.989%, due 10/07/05	1,200,670
5,000,000		General Electric Capital Corp., 2.860%, due 04/07/06	5,000,001
2,200,000	#	Goldman Sachs Group LP, 2.800%, due 04/13/06	2,200,000
1,400,000	@@,#	HBOS Treasury Services PLC, 2.710%, due 03/31/06	1,400,000
1,750,000	@@,#	HBOS Treasury Services PLC, 2.770%, due 07/29/05	1,750,425
4,100,000	@@,#	HBOS Treasury Services PLC, 3.080%, due 04/24/06	4,100,000
1,900,000		HSBC Finance Corp., 3.330%, due 06/17/05	1,901,300

See Accompanying Notes to Financial Statements

		PORTFOLIO OF INVESTMENTS
ING AELTUS MONEY MARKET FUND(1)		AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount				Value
$1,100,000		HSBC Finance Corp., 8.000%, due 05/09/05		$1,105,904
3,600,000	I	Money Market Trust LLY, 2.770%, due 06/03/05		3,600,000
6,700,000	#,I	Money Market Trust Series A, 2.885%, due 04/07/06		6,700,000
1,500,000		Morgan Stanley, 2.930%, due 08/15/05		1,500,828
1,000,000		Morgan Stanley, 7.750%, due 06/15/05		1,009,266
800,000		PNC Bank NA, 3.020%, due 05/18/05		800,250
2,000,000	#	The Bank of New York Co., Inc., 2.870%, due 04/28/06		2,000,000
4,015,000		Verizon Global Funding Corp., 6.750%, due 12/01/05		4,118,161
900,000		Washington Mutual Bank, 2.650%, due 07/18/05		900,000
3,000,000		Washington Mutual Financial Corp, 8.250%, due 06/15/05		3,032,094
2,500,000		Wells Fargo & Co., 2.766%, due 03/31/06		2,500,000
2,600,000		Wells Fargo & Co., 3.120%, due 09/29/05		2,600,866
1,300,000		Westdeutsche Landesbank/ New York, 6.750%, due 06/15/05		1,309,293
1,600,000		Westpac Banking Corp., 2.990%, due 04/11/06		1,600,000
		Total Corporate Bonds/Notes (Cost $83,934,747)		83,934,747

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.3%
		Federal Home Loan Bank: 4.0%
2,400,000		1.425%, due 04/04/05		2,400,000
1,500,000		1.600%, due 05/16/05		1,500,000
4,300,000		2.500%, due 12/15/05		4,283,385
				8,183,385

		Federal National Mortgage Association: 2.3%
2,300,000		1.550%, due 05/04/05		2,300,000
1,100,000		1.610%, due 05/13/05		1,100,000
1,400,000		6.000%, due 12/15/05		1,428,330
				4,828,330
		Total U.S. Government Agency Obligations (Cost $13,011,715)		13,011,715

REPURCHASE AGREEMENT: 9.1%
$18,692,000		Morgan Stanley Repurchase Agreement dated 03/31/05, 2.850%, due 04/01/05, $18,693,480 to be received upon repurchase (Collateralized by $19,820,000 Federal National Mortgage Association, 3.250%, Market Value plus accrued interest $19,066,102, due 02/15/09)		$18,692,000
		Total Repurchase Agreement (Cost $18,692,000)		18,692,000
		Total Investments in Securities (Cost $204,943,127)*	99.6%	$204,943,127
		Other Assets and Liabilities-Net	0.4	789,342
		Net Assets	100.0%	$205,732,469

(1)                                  All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@                        Foreign issuer

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees. At March 31, 2005, these securities totaled $37,350,490, or 18.2% of net assets.

I                                            Illiquid security

*                                         Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

		PORTFOLIO OF INVESTMENTS
ING GOVERNMENT FUND		AS OF MARCH 31, 2005

Principal Amount			Value

CORPORATE BONDS/NOTES: 6.7%
		Auto Manufacturers: 0.5%
$306,818		Toyota Motor Credit Corp., 2.750%, due 08/06/09	$290,889
			290,889

		Banks: 1.4%
70,000	@@,C	Bank of Ireland, 3.260%, due 12/29/49	61,772
60,000	@@,C	Bank of Nova Scotia, 3.255%, due 08/31/85	50,944
120,000	@@,C	Den Norske Bank ASA, 3.250%, due 08/29/49	101,700
190,000	@@,C	HSBC Bank PLC, 2.839%, due 06/29/49	167,568
80,000	@@,C	Royal Bank of Scotland Group PLC, 2.938%, due 12/29/49	71,544
330,000	@@,C	Standard Chartered PLC, 2.838%, due 12/29/49	273,900
			727,428

		Diversified Financial Services: 0.8%
118,000		Goldman Sachs Group, Inc., 3.120%, due 03/02/10	118,137
300,000	@@,#,C	Svensk Exportkredit AB, 6.375%, due 10/29/49	310,935
			429,072

		Multi-National: 2.9%
1,500,000		International Finance Corp., 5.250%, due 05/02/06	1,516,057
			1,516,057

		Oil and Gas: 0.6%
320,000	#	Pemex Project Funding Master Trust, 4.310%, due 06/15/10	327,200
			327,200

		Telecommunications: 0.5%
235,000	#	AT&T Corp., 9.050%, due 11/15/11	268,194
			268,194
		Total Corporate Bonds/Notes (Cost $3,513,359)	3,558,840

U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.5%
		Federal Home Loan Bank: 1.1%
590,000		3.250%, due 12/17/07	577,119
			577,119

		Federal Home Loan Mortgage Corporation: 18.7%
1,375,000	C	2.700%, due 03/16/07	1,343,009
2,000,000	C,L	3.875%, due 01/12/09	1,961,358
1,000,000		5.125%, due 10/15/08	1,027,700
2,000,000	L	5.500%, due 07/15/06	2,042,788
3,400,000		5.875%, due 03/21/11	3,580,141
45,187		9.500%, due 07/01/20	50,272
			10,005,268

		Federal National Mortgage Association: 24.9%
1,000,000	C	2.750%, due 08/11/06	985,694
1,050,000		3.000%, due 08/15/07	1,024,871
$2,000,000	C	3.410%, due 08/30/07	$1,963,072
2,000,000	C	3.550%, due 01/12/07	1,986,064
3,000,000		3.875%, due 02/01/08	2,963,586
1,500,000		4.750%, due 01/02/07	1,517,963
1,660,000		5.250%, due 04/15/07	1,699,762
1,067,673		6.500%, due 02/01/29	1,119,500
			13,260,512

		Government National Mortgage Association: 0.6%
42,543		7.000%, due 12/15/23	45,225
69,723		7.000%, due 04/15/26	73,957
49,858		9.000%, due 05/15/16	54,408
89,660		9.000%, due 07/15/16	97,843
19,798		9.500%, due 11/15/21	21,993
			293,426

		Other Agency Obligations: 0.2%
86,855	C	Small Business Administration Participation Certificates, 8.250%, due 11/01/11	91,662
			91,662
		Total U.S. Government Agency Obligations (Cost $24,504,601)	24,227,987

U.S. TREASURY OBLIGATIONS: 36.8%
		U.S. Treasury Bonds: 22.8%
1,300,000	L	4.000%, due 02/15/14	1,254,958
1,158,000	L	4.250%, due 11/15/14	1,134,434
340,000	L	5.375%, due 02/15/31	370,667
5,000,000	C,L	13.250%, due 05/15/14	6,715,234
2,310,000	C,S	14.000%, due 11/15/11	2,679,602
			12,154,895

		U.S. Treasury Notes: 12.3%
25,000	S	2.625%, due 11/15/06	24,583
532,000	L,S	3.000%, due 11/15/07	520,612
1,000,000	L,S	3.500%, due 12/15/09	971,680
3,000,000	L,S	4.000%, due 03/15/10	2,977,503
2,130,000	L	4.000%, due 02/15/15	2,047,130
			6,541,508

		U.S. Treasury STRIP: 1.7%
930,000	S	2.900%, due 08/15/05	919,933
			919,933
		Total U.S. Treasury Obligations (Cost $20,501,992)	19,616,336

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.1%
		Commercial Mortgage-Backed Securities: 0.2%
79,917		Credit Suisse First Boston Mortgage Securities Corp., 5.900%, due 12/16/35	81,712
			81,712

		Whole Loan Collaterallized Mortgage Obligations: 7.9%
2,601,771		Bank of America Mortgage Securities, 3.250%, due 05/25/34	2,598,547
711,671	C	Bank of America Mortgage Securities, 5.500%, due 12/25/33	711,615

See Accompanying Notes to Financial Statements

		PORTFOLIO OF INVESTMENTS
ING GOVERNMENT FUND		AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount				Value
		Whole Loan Collaterallized Mortgage Obligations (continued)
$900,187	C	Thornburg Mortgage Securities Trust, 3.220%, due 09/25/34		$903,134
				4,213,296
		Total Collateralized Mortgage Obligations (Cost $4,298,158)		4,295,008

MUNICIPAL BONDS: 0.5%
		Municipal: 0.5%
85,000		City of New York, 5.000%, due 11/01/08		89,771
85,000	C	City of New York, 5.000%, due 11/01/11		91,547
85,000		City of New York, 5.000%, due 11/01/15		91,073
		Total Municipal Bonds (Cost $278,303)		272,391

Shares				Value

PREFERRED STOCK: 0.7%

		Banks: 0.7%
35	#,XX	DG Funding Trust		378,438
		Total Preferred Stock (Cost $380,176)		378,438
		Total Long-Term Investments (Cost $53,476,589)		52,349,000

Principal Amount				Value

SHORT-TERM INVESTMENTS: 23.1%

		Repurchase Agreement: 0.3%
$148,000	S	Goldman Sachs Repurchase Agreement dated 03/31/05, 2.830%, due 04/01/05, $148,012 to be received upon repurchase (Collateralized by $155,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued Interest $155,045, due 08/15/12)		148,000
		Total Repurchase Agreement (Cost $148,000)		148,000

		Securities Lending Collateralcc: 22.8%
2,452,000		Bear Stearns & Co. Repurchase Agreement, 2.850%, due 04/01/05		2,452,000
1,800,000		Deutsche Bank Securities, Inc. Repurchase Agreement, 2.880%, due 04/01/05		1,800,000
1,907,000		Goldman Sachs & Co. Repurchase Agreement, 2.900%, due 04/01/05		1,907,000
1,800,000		J.P. Morgan Securities Repurchase Agreement, 2.800%, due 04/01/05		1,800,000
$2,480,000		Merrill Lynch & Co., Inc. Repurchase Agreement, 2.830%, due 04/01/05		$2,480,000
1,698,000		Morgan Stanley Repurchase Agreement, 2.900%, due 04/01/05		1,698,000
		Total Securities Lending Collateral (Cost $12,137,000)		12,137,000
		Total Short-Term Investments (Cost $12,285,000)		12,285,000

		Total Investments in Securities (Cost $65,761,589)*	121.4%	$64,634,000
		Other Assets and Liabilities-Net	(21.4)	(11,389,825)
		Net Assets	100.0%	$53,244,175

@@        Foreign issuer

#              Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C             Bond may be called prior to maturity date.

cc            Securities purchased with cash collateral for securities loaned.

L              Loaned security, a portion or all of the security is on loan at March 31, 2005.

S              Segregated securities for futures, when-issued or delayed delivery securities held at March 31, 2005.

XX          Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.

*              Cost for federal income tax purposes is $65,771,815. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$125,674
Gross Unrealized Depreciation	(1,263,489)
Net Unrealized Depreciation	$(1,137,815)

Information concerning open futures contracts for the ING Government Fund at March 31, 2005 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. 5 Year Treasury Note	9	$ 963,844	06/30/2005	$ 3,963
U.S. 10 Year Treasury Note	5	546,328	06/30/2005	(2,916)
U.S. 2 Year Treasury Note	12	2,482,687	07/06/2005	6,315
		$3,992,859		$ 7,362

Information concerning the Interest Rate Swap Agreements outstanding for the ING Government Fund at March 31, 2005, is show below:

Type	Notional Principal	Unrealized Depreciation
Receive a fixed rate equal to 2.955% and pay a floating rate based on the 3-month USD-LIBOR Counterparty: Morgan Stanley Expires: 04/20/07	$5,000,000	$(121,000)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
Aeltus Money Market Fund
Class A	NII	$0.0117
Class B	NII	$0.0053
Class C	NII	$0.0117
Class I	NII	$0.0116

Fund Name	Type	Per Share Amount
Government Fund
Class A	NII	$0.3450
Class B	NII	$0.2704
Class C	NII	$0.2671
Class I	NII	$0.3710
All Classes	STCG	$0.0680
All Classes	LTCG	$0.0517

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Total long-term capital gains distributions designated by the Funds are as follows:

Government Fund:	$268,150

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2005, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2004.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

In considering whether to approve the Investment Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered a number of factors they believed to be relevant in light of the legal advice furnished to them by independent legal counsel and their own business judgment.

In connection with their deliberations, the Board considered information that had been provided by the Investment Adviser and the Sub-Adviser throughout the year at regular Board meetings, as well as information furnished for a Board meeting held on December 15, 2004 to specifically consider the approval of each Fund’s current Investment Management Agreement and the Sub-Advisory Agreement. Prior to taking action with respect to each Fund’s Investment Management Agreement and Sub-Advisory Agreement, the Contract Committee of the Board (which is comprised entirely of independent Trustees) met with independent legal counsel on November 9 and 10, 2004 and again on December 13 and 14, 2004 to review and discuss the information provided by the Adviser and Sub-adviser. This information included the following: (1) summaries for each Fund that provide information about the performance, management fees and other expenses of the Fund and its respective peer group (the “Selected Peer Group”), as well as information about the Fund’s investment portfolios, objective and strategies; (2) responses to questions posed by independent legal counsel on behalf of the Independent Directors/Trustees; (3) copies of each form of Investment Management and Sub-Advisory Agreement; (4) copies of the Form ADV for the Investment Adviser and Sub-Adviser to the Funds; (5) financial statements for the Investment Adviser and Sub-Adviser to the Funds; (6) profitability analyses for the Investment Adviser and Sub-Adviser with respect to each Fund and with respect to all Funds and other funds within the ING complex of mutual funds as a group; (7) an analysis of the compensation paid to investment personnel of the Sub-Adviser on an absolute basis and in relation to others in the investment management industry; and (8) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by portfolio managers and other investment professionals of the Investment Adviser and Sub-Adviser.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the actions of the Investment Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws; (2) the hiring of an individual to serve as the Chief Compliance Officer for the Funds; (3) the responsiveness of the Investment Adviser to inquiries from regulatory agencies such as the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.; (4) the financial strength of the Investment Adviser and Sub-Adviser; (5) the Investment Adviser’s willingness to waive fees from time to time to limit the total expenses of a Fund; (6) the adequacy of the compensation paid to investment personnel of the Sub-Adviser; (7) the success of management over the course of the past several years in reducing costs for custody, transfer agency and independent accounting and auditing services, as well as the cost of the Fund’s credit facility; and (8) with respect to each Fund, the specific factors identified below.

The Board also considered the profits being realized by ING, ING IM and various affiliates during each of the past three years with respect to (i) each Fund standing alone, (ii) all retail Funds as a group, (iii) all variable product Funds as a group, and (iv) all retail Funds and variable product Funds as a group. The Board further considered the costs incurred by ING and ING IM in providing investment management services for each fund in light of the changes in assets under management for each Fund during relevant time periods and concluded that (i) the economies of scale currently being realized by ING and ING IM do not warrant the implementation of additional breakpoints for any of the Funds and (ii) the profits being realized by ING and ING IM from their relationships with the Funds are not unreasonable in light of the quality of the services being rendered.

Based upon its review of these factors, the Board determined that continuation of the Investment Management Agreement and Sub-Advisory Agreement is in the interest of each Fund and its shareholders and accordingly, the Board, including all of the Independent Directors, approved continuation of the Investment Management Agreement and Sub-Advisory Agreement for an additional one-year period.

ING Aeltus Money Market Fund

In its renewal deliberations for the Fund, the Board noted that (1) the management fee for the Fund is below the median and above the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

expense ratio for the Fund is below the median and the average expense ratios of its Selected Peer Group, and (3) the Fund outperformed the benchmark index and the Selected Peer Group median returns for all periods reviewed by the Board, and (4) the Adviser has committed financial resources to minimize deviations between the Fund’s market value per share and $1.00.

ING Government Fund

In its renewal deliberations for the Fund, the Board noted that (1) the management fee of the Fund is below the median and the average fees of its Selected Peer Group, (2) the expense ratio for the Fund is below the median and average expense ratios of its Selected Peer Group, (3) the Fund outperformed its benchmark index for the most recent quarter and outperformed its Selected Peer Group median returns for the most recent quarter, year-to-date, and one-year periods, but underperformed its benchmark index for all remaining periods reviewed by the Board and underperformed its Selected Peer Group median returns for the three-, five- and ten-year periods, and (4) the Adviser has taken action to address Board concerns about the Fund’s performance, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Fund’s Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 to Present). Director, Business and Economic Research Center (August 1999 - August 2002).	47

President-Elect, Academy of Economics and Finance (February 2005 - Present); First Vice President, Academy of Economics and Finance (February 2004 - February 2005); Second Vice President, Academy of Economics and Finance (February 2003 - February 2004); Academy of Economics and Finance (February 2002 - February 2003); Executive Committee, International Atlantic Economic Society (October 2002 - October 2005); and Tennessee Tax Structure Commission (December
2002 - December 2004).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	April 1994 - Present	Retired. Formerly, Attorney, New York City Department of Mental Health (June 1973 - October 2002) and Associate Commissioner (1995 - 2002).	47	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	April 1994 - Present	Self-Employed Consultant (January 1993 - Present).	47	Director, Northwest Center for the Arts, Torrington, CT.

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1991 - Present	President Thompson Enterprises (October 2004 - Present). Formerly, Dean, Barney School of Business, University of Hartford (August 1996 - June 2004).	47	Mass Mutual Corporate and Participation Investors (April 1997 - Present) Advest Trust Company (1998 - Present); and Connecticut Health Foundation (2002 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 2002 - Present	Retired. Formerly, Partner of Goodwin Procter LLP (June 1966 - September 2000).	47	None

Joseph E. Obermeyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	47	None

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Directors who are “Interested Persons”

J. Scott Fox(3) ING Investment Management Co. 10 State House Square Hartford, Connecticut Age: 50	Director	December 1997 - Present	Vice Chairman and Chief Operating Officer, ING Investment Management (September 2002 - Present); President and Chief Executive Officer (April 2001 - Present). Formerly, Managing Director and Chief Operating Officer, ING Investment Management Co. (April 1994 - April 2001),	47	The Greater Hartford Arts Council. (July 2002 - Present).

Thomas J. McInerney(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director	April 2002 - Present	Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member, ING Americas Executive Committee (2001 - Present); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002); President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001).	189

Director, Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc; Ameribest Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present)

(1)          Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)          Mr. Obermeyer was elected to the Board on January 1, 2003.

(3)          Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments.

(4)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President, Chief Executive Officer and Chief Operating Officer	March 2002 - Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Executive Vice President and Assistant Secretary Chief Financial Officer	April 2002 - Present March 2002 - April 2005

Executive Vice President, Chief Financial Officer and Treasurer, (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President	March 2002 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 1004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President and Assistant Secretary	March 2002 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President	December 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Vice President and Treasurer	March 2002 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present) and Vice President ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Vice President	September 2003 - Present

Vice President, Financial Reporting, Fund Accounting, ING Funds Services, LLC (September 2002 - Present). Formerly, Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	September 2003 - Present	Counsel, ING U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 29	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PL (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Assistant Secretary	September 2003 - Present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)          The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified. Effective April 1, 2005, Todd Modic assumed the role of Chief Financial Officer.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*            An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

1-800-992-0180

Transfer Agent

DST Systems, Inc.
330 West 9th Street
Kansas City, Missouri 64105

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachussetts 02109

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachussetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRAR-AFIABCI	(0305-052705)

ANNUAL REPORT

MARCH 31, 2005

BROKERAGE
CASH
RESERVES

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•    You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•    In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•    Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy
President
ING Funds
April 25, 2005

1

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2005

In our semi-annual report we described a tumultuous six months in which longer term bond yields at first soared on strong economic data and then fell back as the economy appeared to stumble, surging oil prices threatened demand and the Federal Open Market Committee (“FOMC”) started to tighten the Federal Funds rate. The tightening would take place at a “measured” pace, interpreted as 0.25% increases at every FOMC meeting for at least a year. By the end of the semi-annual period the returns on investment grade bond and global equities indices were practically zero. High yield bonds had fared better and this was evidence of a decline in risk premiums as investors sought return in a low interest rate environment.

Another aspect of this decline, the curious “curve flattening” trend, which had emerged a few months previously, dominated investment grade U.S. fixed income markets in the second six months. In the last quarter of 2004 short term interest rates drifted up as the FOMC raised the Federal Funds rate twice, while bond yields ignored this and changed little in the face of patchy economic data and continued foreign central bank purchases. Against a backdrop of tame inflation throughout, the flattening took place in October and December when the influential employment reports were weak. In November, the report was strong, but even that, plus the President’s unexpectedly emphatic victory and Federal Reserve Chairman Greenspan’s warning that foreigners might not accumulate bonds at the current pace, barely interrupted the trend. On December 15, the “spread” between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. In the new year interest rate issues became increasingly prominent in the minds of investors in all markets. Commentators continued to be confounded by the flattening of the Treasury yield curve. In early February and again in March, the FOMC raised the Federal Funds rate by the anticipated 0.25% to 2.75%, making seven increases since last June. More increases to come were signaled. Yet the yield on the ten-year Treasury continued to fall through the middle of February, with a disappointing jobs report on February 4 as catalyst. The yield spread over the 90-day Bill narrowed on February 9 to 1.51%, another new low since August of 2001. This can be explained away for a while. But the inexorable rise in short-term rates must, in an economy this strong, ultimately lead to higher long-term rates. Even Chairman Greenspan had to confess bafflement in Congressional testimony, calling the phenomenon a “conundrum”. This was however, enough to unnerve many market participants. Then in March a profit warning from General Motors, one of the world’s biggest corporate debtors, raised the very real prospect of its bonds being reduced to “junk” status. The shock was quickly intensified by inflation threats. Within a few days, the price of a barrel of oil reached a new record, the FOMC’s rate increase was accompanied by the unexpected observation that “pressures on inflation have picked up in recent months” and the Consumer Price Index rose more than expected. All of this was like a cold shower to those investors who had scorned risk in the hunt for yield. By the end of the month the yield spread had snapped higher by 0.3% from the low. For the half-year the yield on 10-year Treasury Notes rose by 0.4% to 4.5%, but the yield on 13-week Treasury Bills jumped 1.1% to 2.7%, reflecting four quarter-point increases by the FOMC. The broader Lehman Aggregate Index(1) rose just 0.47%, with the Treasury component rising by a single basis point and the Corporate section 0.89%. For the whole year the Lehman Brothers Aggregate Index returned 1.15%. High yield bonds suffered as credit spreads expanded in the final few weeks, but the Lehman Brothers High Bond Yield Index(2) still returned 2.9% for the half year and 6.8% for the year.

Investors in the U.S. equities market started the second six months distracted by rising oil prices and bad news affecting individual stocks. But then the market powered ahead, cheered by the retreat in oil prices below $50 per barrel and the clear election result, with these events perceived as business and shareholder friendly. January saw a correction, but by month end encouraging elections in Iraq and an upsurge in merger and acquisition activity had relieved the gloom somewhat. Reassuring fourth quarter corporate earnings figures followed by a better than expected employment report on March 4 propelled the Standard & Poor’s (“S&P”) 500 Index(3) to its best close the next day. But bond yields had already started to rebound, and as inflationary clouds gathered as described above, the sell off from this high to the end of the month was swift. For the six-month period the S&P 500 Index returned 6.9% and for the whole year 6.7%.

Global equities gained 10.7% in the second half of the fiscal year, according to the Morgan Stanley Capital International (“MSCI”) World Index(4) in dollars, including net reinvested dividends, and for the whole year almost the same, 10.6%. In currencies, continuing

2

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2005

concern over the US’s twin budget and trade deficits caused the dollar to fall sharply against other major currencies in the last quarter of 2004, partly reversed in 2005. For the second six months the euro gained 4.3%, the yen rose 2.7%, and the pound stood 4.3% higher. For the whole year the euro rose 5.3%, the yen fell 2.7% and the pound rose 2.4%.

(1)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government Securities, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(3)  The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI World Index is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BROKERAGE CASH RESERVES	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of March 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 1.0% of net assets.

Portfolio holdings are subject to change daily.

The Brokerage Cash Reserves (the “Fund”) seeks to provide a high level of current return, consistent with preservation of capital and liquidity. David S. Yealy leads a team of fixed income specialists that manages the Fund. ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: During the year ended March 31, 2005, the economic recovery was strong enough to convince the Federal Reserve Board (“Fed”) to gradually begin removing its highly accommodative monetary policy stance in order to keep inflation expectations under control. Accordingly, it increased the Fed Funds rate from 1.00% to 2.75%, raising rates 0.25% at each Federal Open Market Committee (“FOMC”) meeting.

In order to position for a rising rate environment, the Fund shifted from a barbell strategy of offsetting longer term paper purchases with short-term commercial paper purchases, to investing in anticipation of each successive FOMC meeting date through the purchase of short-term commercial paper or floating rate notes. This strategy allowed the Fund to hedge against any underperformance associated with an unexpected increase in the size or pace of increases in the Fed Funds rate by the FOMC. Accordingly, the Fund’s weighted average maturity significantly declined and ended the period at 45 days. However, securities purchased early in the period when the Fund utilized a barbell strategy (and had a weighted average maturity significantly longer than the peer group) put a slight drag on performance as the Fed raised rates.

Current Strategy and Outlook: We expect the Fed Funds rate to be at 4.00% by the end of 2005. The market consensus has gone up 50 basis points recently as participants are now concerned about rising inflation. Our strategy continues to focus on new purchases in anticipation of the next FOMC meeting, maintaining a high exposure to floating rate notes, and making selective purchases in the three-month and under maturity sector where yield levels fully price in at least 25 basis point increases at each of the Fed meetings. The Fund is prepared to make selective longer-term purchases to the extent that the market prices in an even more aggressive FOMC.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 to March 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period* October 1, 2004 to March 31, 2005

Actual Fund Return	$1,000.00	$1,006.50	$4.75
Hypothetical (5% Return Before Expenses)	1,000.00	1,020.19	4.78

*      Expenses are equal to the Fund’s annualized expense ratios of 0.95%; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
of ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Brokerage Cash Reserves, a series of ING Series Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for all years or periods prior to April 1, 2002. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2003 were audited by other independent registered public accountants whose report dated May 23, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brokerage Cash Reserves as of March 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 20, 2005

6

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2005

ASSETS:
Short-term investments at amortized cost	$274,540,232
Repurchase agreement	32,397,000
Cash	46,859
Receivables:
Investment securities sold	4,622,872
Fund shares sold	473,739
Dividends and interest	1,068,679
Prepaid expenses	14,048
Reimbursement due from manager	20,011
Total assets	313,183,440

LIABILITIES:
Payable for fund shares redeemed	2,867,993
Payable to affiliates	245,660
Payable for director fees	5,736
Other accrued expenses and liabilities	103,480
Total liabilities	3,222,869
NET ASSETS (equivalent to $1.00 per share on 310,396,625 shares outstanding)	$309,960,571

NET ASSETS WERE COMPRISED OF:
Paid-in capital—shares of beneficial interest at $0.001 par value (1 billion shares authorized)	$310,394,694
Undistributed net investment income	40,976
Accumulated net realized loss on investments	(475,099)
NET ASSETS	$309,960,571

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS for the year ended March 31, 2005

INVESTMENT INCOME:
Interest	$5,577,240
Total investment income	5,577,240

EXPENSES:
Investment management fees	622,261
Distribution and service fees	2,022,328
Transfer agent fees	157,964
Administrative service fees	248,904
Shareholder reporting expense	70,521
Registration fees	23,697
Professional fees	23,275
Custody and accounting expense	34,500
Director fees	20,075
Miscellaneous expense	16,231
Total expenses	3,239,756
Net waived and reimbursed fees	(279,149)
Net expenses	2,960,607
Net investment income	2,616,633

REALIZED GAIN (LOSS) ON INVESTMENTS
Reimbursement by affiliate for investment transaction losses	234,522
Net realized loss on investments	(62,837)
Net realized gain on investments and reimbursement by affiliate	171,685
Net increase in net assets resulting from operations	$2,788,318

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2005	Year Ended March 31, 2004
FROM OPERATIONS:
Net investment income	$2,616,633	$855,653
Net realized gain on investments and reimbursement from affiliate	171,685	483,619
Net increase in net assets resulting from operations	2,788,318	1,339,272

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,627,818)	(855,653)
Total distributions	(2,627,818)	(855,653)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	258,850,225	247,911,247
Dividends reinvested	2,627,818	855,653
	261,478,043	248,766,900
Cost of shares redeemed	(261,542,075)	(313,737,943)
Net decrease in net assets resulting from capital share transactions	(64,032)	(64,971,043)
Net increase (decrease) in net assets	96,468	(64,487,424)

NET ASSETS:
Beginning of year	309,864,103	374,351,527
End of year	$309,960,571	$309,864,103
Undistributed net investment income at end of year	$40,976	$51,363

See Accompanying Notes to Financial Statements

9

BROKERAGE CASH RESERVES	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended March 31,					Five Months Ended March 31,	Year Ended October 31,
	2005		2004		2003	2002(1)(2)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$1.00		1.00		1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01		0.00	*	0.01	0.01	0.04	0.05
Total from investment operations	$0.01		0.00	*	0.01	0.01	0.04	0.05
Less distributions from:
Net investment income	$0.01		0.00	*	0.01	0.01	0.04	0.05
Total distributions	$0.01		0.00	*	0.01	0.01	0.04	0.05
Net asset value, end of period	$1.00		1.00		1.00	1.00	1.00	1.00
Total Return(3)%	0.84	†	0.25	†	0.82	0.59	4.24	5.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$309,961		309,864		374,352	384,420	399,875	314,936
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	0.95		0.95		0.95	0.95	0.94	0.95
Gross expenses prior to expense reimbursement(4)%	1.04		1.06		1.06	1.04	1.04	1.03
Net investment income after expense reimbursement(4)(5)%	0.84		0.25		0.82	1.40	4.14	5.45

(1)	The Fund changed its fiscal year-end from October 31 to March 31.

(2)	Effective March 1, 2002 ING Investments, LLC became the Investment Manager of the Fund and ING Investment Management Co. was appointed as Sub-Adviser.

(3)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)	Annualized for periods less than one year.

(5)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.

*	Amount is less than $0.01 per share.

†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

See Accompanying Notes to Financial Statements.

10

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are nineteen separate funds which comprise ING Series Fund, Inc. The one that is in this report is Brokerage Cash Reserves (“Fund”).

ING Investments, LLC (“ING Investments”) serves as the Investment Manager to the Fund. ING Investments has engaged ING Investment Management Co. (“ING IM”) to serve as the Sub-Adviser to the Fund. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Fund. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution active in banking, insurance and asset management.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.     Security Valuation. The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B.      Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.      Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly, generally on the last business day of each month. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characters of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principals generally accepted in the United States of America for investment companies.

D.      Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.      Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

F.      Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

11

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.      Securities Lending. The Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at March 31, 2005.

H.      Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be deemed to be illiquid because they may not be readily marketable or may be considered liquid pursuant to procedures adopted by the Board. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an Investment Management Agreement with ING Investments (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee based on the Fund’s average daily net assets at the following rates: 0.20% for the first $1 billion, 0.19% of the next $2 billion and 0.18% in excess of $3 billion. The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Manager.

Pursuant to an Administration Agreement, ING Funds Services, LLC (“IFS”), a wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is reimbursed or compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, the Fund pays the Distributor a Distribution and Service Fee of 0.65% of the average daily net assets of the Fund.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2005, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
$52,835	$21,134	$171,691	$245,660

During the year ended March 31, 2005, ING Investments voluntarily reimbursed the Fund $234,522 for investment transaction losses which occurred in prior years.

12

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 6 — EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to 0.95% of the Fund’s average daily net assets. The Investment Manager may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statement of Assets and Liabilities. Actual expense ratios are included in the Financial Highlights. As of March 31, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

March 31,
2006	2007	2008	Total
$407,856	$364,879	$279,149	$1,051,884

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 7 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement “) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended March 31, 2005, the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Year Ended March 31, 2005	Year Ended March 31, 2004
Brokerage Cash Reserves (Number of Shares)
Shares sold	258,850,225	247,911,247
Dividends reinvested	2,627,818	855,653
Shares redeemed	(261,542,075)	(313,737,943)
Net decrease in shares outstanding	(64,032)	(64,971,043)

Brokerage Cash Reserves ($)
Shares sold	$258,850,225	$247,911,247
Dividends reinvested	2,627,818	855,653
Shares redeemed	(261,542,075)	(313,737,943)
Net decrease	$(64,032)	$(64,971,043)

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of March 31, 2005:

Paid-in Capital	Undistributed Net Investment Income On Investments
$(798)	$798

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $2,627,818 for the year ended March 31, 2005, and $855,653 for the year ended March 31, 2004.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2005 were:

Undistributed Ordinary Income	Capital Loss Carryforwards	Expiration Date
$40,976	$(475,099)	2009

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 10% of the Fund’s net assets, at market value, at time of purchase.

Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Newcastle CDO I Ltd., 2.880%, due 10/24/05	$3,200,000	10/23/03	$3,200,000	$3,200,000	1.0%
Goldman Sachs Group, 2.860%, due 02/13/06	6,500,000	01/13/05	6,500,000	6,500,000	2.1%
Money Market Trust LLY, 2.770%, due 06/03/05	2,900,000	12/03/02	2,900,000	2,900,000	0.9%
Money Market Trust Series A, 2.885%, due 04/07/06	7,400,000	04/15/03	7,400,000	7,400,000	2.4%
			$20,000,000	$20,000,000	6.4%

NOTE 11 — SUBSEQUENT EVENT

Dividends. Subsequent to March 31, 2005, the Fund declared dividends from net investment income of:

Per Share Amount	Payable Date	Record Date
$0.0016	April 29, 2005	Daily

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•      ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•      Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•      ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•      In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•      ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•      ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•      The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•      ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•      ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

15

PORTFOLIO OF INVESTMENTS
BROKERAGE CASH RESERVES(1)	AS OF MARCH 31, 2005

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 5.9%
$4,600,000		Credit Suisse First Boston, 2.865%, due 05/31/05	$4,600,000
1,600,000		HSBC Bank, 1.555%, due 04/22/05	1,600,000
4,900,000		HSBC Bank, 2.650%, due 04/25/05	4,900,032
4,200,000		Washington Mutual Bank, 2.700%, due 05/06/05	4,199,873
3,000,000		Washington Mutual Bank, 2.810%, due 05/03/05	2,999,973
		Total Certificates of Deposit (Cost $18,299,878)	18,299,878

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.7%
2,900,000	#	Blue Heron Funding Ltd., 2.880%, due 05/18/05	2,900,000
3,000,000	#	Cheyne 2004-1A, 2.791%, due 11/10/05	3,000,000
3,200,000	#, I	Newcastle CDO I Ltd., 2.880%, due 10/24/05	3,200,000
3,300,000	#	Putnam Structured Product CDO, 2.830%, due 05/16/05	3,300,000
2,300,000	#	Whitehawk CDO Funding Ltd., 3.030%, due 09/15/05	2,300,000
		Total Collateralized Mortgage Obligations (Cost $14,700,000)	14,700,000

COMMERCIAL PAPER: 36.4%
7,400,000	@@	Alliance & Leicester PLC, 2.130%, due 04/06/05	7,397,379
7,050,000		American Express Bank, 2.780%, due 03/16/06	7,050,000
3,000,000		American Express Credit Corp., 2.870%, due 10/14/05	3,001,641
7,600,000		American Honda Finance Corp., 2.650%, due 05/04/05	7,581,051
1,450,000	#	American Honda Finance Corp., 2.690%, due 04/11/05	1,450,012
6,900,000		ANZ Delaware, 2.710%, due 05/10/05	6,879,294
2,600,000	@@	ANZ National Intl. Ltd., 2.930%, due 06/08/05	2,585,463
3,900,000		Barclays Bank PLC, 2.650%, due 04/29/05	3,891,689
3,900,000		Concord Minutemen, 2.120%, due 04/04/05	3,899,084
6,700,000		Concord Minutemen, 2.750%, due 04/10/06	6,700,000
3,600,000		Concord Minutemen, 2.800%, due 04/12/06	3,600,000
5,400,000		Danske Corp., 2.860%, due 06/15/05	5,367,600
2,200,000		Dexia Delaware LLC, 2.740%, due 05/17/05	2,192,157
3,100,000	#	Goldman Sachs Group, Inc., 2.820%, due 07/29/05	3,100,000
6,500,000	I	Goldman Sachs Group, Inc., 2.860%, due 02/13/06	6,500,000
5,325,000		HBOS Treasury Services PLC, 2.610%, due 04/05/05	5,323,462
4,000,000		IXIX CP Corp., 2.930%, due 06/08/05	3,977,636
$3,450,000		Monument Gardens Funding LLC, 2.600%, due 04/25/05	$3,443,790
6,500,000		Monument Gardens Funding LLC, 2.790%, due 05/23/05	6,473,383
1,500,000		Monument Gardens Funding LLC, 2.950%, due 06/13/05	1,490,966
2,300,000		St. Germain Holdings, 2.630%, due 04/14/05	2,297,654
2,600,000		Three Pillars Funding Corp., 2.350%, due 04/06/05	2,598,982
4,100,000		Thunder Bay Funding, Inc., 2.520%, due 04/15/05	4,095,695
2,750,000		Thunder Bay Funding, Inc., 2.960%, due 06/16/05	2,732,699
1,000,000		UBS Finance, 2.840%, due 06/09/05	994,499
6,200,000		Verizon Global Funding, 3.120%, due 04/13/06	6,200,000
2,000,000		Westpac Capital Corp., 2.930%, due 06/10/05	1,988,508
		Total Commercial Paper (Cost $112,812,644)	112,812,644

CORPORATE BONDS/NOTES: 35.7%
2,600,000	#	American General Financial Corp., 2.810%, due 04/13/06	2,600,000
1,800,000	#	American Honda Finance Corp., 2.880%, due 05/16/05	1,800,146
5,000,000		Associates Corp., 3.190%, due 06/27/05	5,001,495
3,600,000		Bank of America Corp., 7.875%, due 05/16/05	3,622,680
3,800,000		Bank One Corp., 2.990%, due 07/26/05	3,802,179
5,100,000		Bank One Corp., 7.625%, due 08/01/05	5,182,529
2,000,000		Barclays Bank PLC, 2.780%, due 10/31/05	1,999,575
3,400,000		Bear Stearns Cos., Inc., 2.766%, due 04/05/06	3,400,000
3,325,000		Bear Stearns Cos., Inc., 2.860%, due 04/28/06	3,325,000
3,700,000		Bear Stearns Cos., Inc., 2.960%, due 11/28/05	3,701,911
2,975,000		Caterpillar Financial Services Corp., 4.690%, due 04/25/05	2,978,967
2,700,000		Citigroup Inc., 6.750%, due 12/01/05	2,764,228
6,600,000		Credit Suisse First Boston, 2.969%, due 12/08/05	6,601,360
4,100,000		Crown Point Capital Co., 2.696%, due 08/08/05	4,099,631
1,900,000		Fannie Mae, 2.989%, due 10/07/05	1,901,061
5,000,000		General Electric Capital Corp., 2.860%, due 04/07/06	5,000,000
1,500,000		General Electric Capital Corp., 2.950%, due 02/03/06	1,503,009

See Accompanying Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS
BROKERAGE CASH RESERVES(1)	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount				Value
CORPORATE BONDS/NOTES (continued)
$3,200,000	#	Goldman Sachs Group, Inc., 2.800%, due 04/13/06		$3,200,000
2,900,000	@@, #	HBOS Treasury Services PLC, 2.710%, due 03/31/06		2,900,000
2,025,000	@@, #	HBOS Treasury Services PLC, 2.770%, due 07/29/05		2,025,492
4,800,000	@@, #	HBOS Treasury Services PLC, 3.080%, due 04/24/06		4,800,000
2,800,000		HSBC Finance Corp., 3.330%, due 06/17/05		2,801,916
1,750,000		HSBC Finance Corp., 8.000%, due 05/09/05		1,759,347
3,400,000		Marshall & Ilsley Bank, 2.950%, due 02/20/06		3,404,035
2,900,000	I	Money Market Trust Eli Lilly, 2.770%, due 06/03/05		2,900,000
7,400,000	#, I	Money Market Trust Series A, 2.885%, due 04/07/06		7,400,000
1,500,000		Morgan Stanley, 7.750%, due 06/15/05		1,513,900
1,000,000		PNC Bank, 3.020%, due 05/18/05		1,000,313
2,000,000	#	The Bank of New York Co., Inc., 2.870%, due 04/28/06		2,000,000
5,430,000		Verizon Global Funding Corp., 6.750%, due 12/01/05		5,569,518
1,400,000		Washington Mutual Bank, 2.650%, due 07/18/05		1,400,000
2,750,000		Wells Fargo & Co., 2.766%, due 03/31/06		2,750,000
3,800,000		Wells Fargo & Co., 3.120%, due 09/29/05		3,801,266
2,100,000		Westpac Banking Corp., 2.990%, due 04/11/06		2,100,000
		Total Corporate Bonds/Notes (Cost $110,609,558)		110,609,558

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.8%
		Federal Home Loan Bank: 3.6%
3,100,000		1.425%, due 04/04/05		3,100,000
2,000,000		1.600%, due 05/16/05		2,000,000
6,300,000		2.500%, due 12/15/05		6,275,658
				11,375,658
		Federal National Mortgage Association: 2.2%
3,100,000		1.550%, due 05/04/05		3,100,000
1,500,000		1.610%, due 05/13/05		1,500,000
2,100,000		6.000%, due 12/15/05		2,142,494
				6,742,494
		Total U.S. Government Agency Obligations (Cost $18,118,152)		18,118,152

REPURCHASE AGREEMENT: 10.5%
$32,397,000		Morgan Stanley Repurchase Agreement dated 03/31/05, 2.850%, due 04/01/05, $32,399,565 to be received upon repurchase (Collateralized by $34,195,000 Federal National Mortgage Association, 3.250%, Market Value plus accrued interest $33,049,329, due 11/15/07-2/15/09).		$32,397,000
		Total Repurchase Agreement (Cost $32,397,000)		32,397,000
		Total Investments In Securities (Cost $306,937,232)*	99.0%	$306,937,232
		Other Assets and Liabilities—Net	1.0	3,023,339
		Net Assets	100.0%	$309,960,571

(1)

All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@	Foreign Issuer
I	Illiquid Security
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors. At March 31, 2005, these securities totaled $45,975,650, or 14.7% of net assets.

*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

17

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
Brokerage Cash Reserves	NII	$0.0084

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January 2005, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2004.

18

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

In considering whether to approve the Investment Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered a number of factors they believed to be relevant in light of the legal advice furnished to them by independent legal counsel and their own business judgment.

In connection with their deliberations, the Board considered information that had been provided by the Investment Adviser and the Sub-Adviser throughout the year at regular Board meetings, as well as information furnished for a Board meeting held on December 15, 2004 to specifically consider the approval of each Fund’s current Investment Management Agreement and the Sub-Advisory Agreement. Prior to taking action with respect to each Fund’s Investment Management Agreement and Sub-Advisory Agreement, the Contract Committee of the Board (which is comprised entirely of independent Trustees) met with independent legal counsel on November 9 and 10, 2004 and again on December 13 and 14, 2004 to review and discuss the information provided by the Adviser and Sub-adviser. This information included the following: (1) summaries for each Fund that provide information about the performance, management fees and other expenses of the Fund and its respective peer group (the “Selected Peer Group”), as well as information about the Fund’s investment portfolios, objective and strategies; (2) responses to questions posed by independent legal counsel on behalf of the Independent Directors/Trustees; (3) copies of each form of Investment Management and Sub-Advisory Agreement; (4) copies of the Form ADV for the Investment Adviser and Sub-Adviser to the Funds; (5) financial statements for the Investment Adviser and Sub-Adviser to the Funds; (6) profitability analyses for the Investment Adviser and Sub-Adviser with respect to each Fund and with respect to all Funds and other funds within the ING complex of mutual funds as a group; (7) an analysis of the compensation paid to investment personnel of the Sub-Adviser on an absolute basis and in relation to others in the investment management industry; and (8) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by portfolio managers and other investment professionals of the Investment Adviser and Sub-Adviser.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the actions of the Investment Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws; (2) the hiring of an individual to serve as the Chief Compliance Officer for the Funds; (3) the responsiveness of the Investment Adviser to inquiries from regulatory agencies such as the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.; (4) the financial strength of the Investment Adviser and Sub-Adviser; (5) the Investment Adviser’s willingness to waive fees from time to time to limit the total expenses of a Fund; (6) the adequacy of the compensation paid to investment personnel of the Sub-Adviser; (7) the success of management over the course of the past several years in reducing costs for custody, transfer agency and independent accounting and auditing services, as well as the cost of the Fund’s credit facility; and (8) with respect to each Fund, the specific factors identified below.

The Board also considered the profits being realized by ING, ING IM and various affiliates during each of the past three years with respect to (i) each Fund standing alone, (ii) all retail Funds as a group, (iii) all variable product Funds as a group, and (iv) all retail Funds and variable product Funds as a group. The Board further considered the costs incurred by ING and ING IM in providing investment management services for each fund in light of the changes in assets under management for each Fund during relevant time periods and concluded that (i) the economies of scale currently being realized by ING and ING IM do not warrant the implementation of additional breakpoints for any of the Funds and (ii) the profits being realized by ING and ING IM from their relationships with the Funds are not unreasonable in light of the quality of the services being rendered.

Based upon its review of these factors, the Board determined that continuation of the Investment Management Agreement and Sub-Advisory Agreement is in the interest of each Fund and its shareholders and accordingly, the Board, including all of the Independent Directors, approved continuation of the Investment Management Agreement and Sub-Advisory Agreement for an additional one-year period.

In its renewal deliberations for the Fund, the Board noted that (1) the management fee of the Fund is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is above the median and average expense ratios of its Selected Peer Group, but within one standard deviation of the average, (3) the Fund underperformed its benchmark index and its Selected Peer Group median returns for all periods reviewed by the Board, and (4) the Adviser has committed financial resources to minimize deviations between the Fund’s market value per share and $1.00.

19

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. A director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 to Present). Formerly, Director, Business and Economic Research Center (August 1999 - August 2002).	47	Director, International Atlantic Economic Society (October 2002 - Present); Academy of Economics and Finance (February 2001 - Present).

Maria T. Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	April 1994 - Present	Retired. Formerly, Attorney, New York City Department of Mental Health (June 1973 -October 2002) and Associate Commissioner (1995 - 2002).	47	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	April 1994 - Present	Financial Adviser, Self-Employed (January 1993 - Present).	47	Director, Northwest Center for the Arts, Torrington, CT.

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1991 - Present	Retired. Formerly, Dean, Barney School of Business, University of Hartford (August 1996 - June 2004).	47	Director/Trustee, Mass Mutual Corporate and Participation Investors (April 1997 - Present) Director, Advest Trust Company (1998 - Present); Director, Connecticut Health Foundation (2002 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 2002 - Present	Retired. Formerly, Partner of Financial Service Group, Goodwin Procter LLP (June 1966 - September 2000).	47	None

Joseph E. Obermeyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	47	None

20

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Directors who are “Interested Persons”

J. Scott Fox(3) ING Investment Management Co. 10 State House Square Hartford, Connecticut Age: 50	Director	December 1997 - Present	Vice Chairman and Chief Operating Officer, ING Investment Management (September 2002 - Present); President and Chief Executive Officer (April 2001 - Present). Formerly, Managing Director and Chief Operating Officer, ING Investment Management Co. (April 1994 - April 2001).	47	Director of IPC Financial Network, Inc. (January 2001 - Present); Director, Metro Hartford Chamber of Commmerce and The Greater Hartford Arts Council.

Thomas J. McInerney(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director	April 2002 - Present	Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member, ING Americas Executive Committee (2001 - Present); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002); President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001).	189

Director, Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc. (March 2001 - Present); Member of the Board, Bushnell Performing Arts Center; St. Francis Hospital; National Conference for Community Justice; and Metro Atlanta Chamber of Commerce.

(1)   Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)   Mr. Obermeyer was elected to the Board on January 1, 2003.

(3)   Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments.

(4)   Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

21

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President, Chief Executive Officer and Chief Operating Officer	March 2002 - Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Executive Vice President Chief Financial Officer and Assistant Secretary	April 2002 - Present March 2002 - April 2005

Executive Vice President, (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President	March 2002 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 1004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President and Assistant Secretary	March 2002 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President	December 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Vice President and Treasurer	March 2002 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present) and Vice President ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer (October 2001 - October 2004), ING Investments, LLC.

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Vice President	September 2003 - Present

Vice President, Financial Reporting, Fund Accounting, ING Funds Services, LLC (September 2002 - Present). Formerly, Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

22

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	September 2003 - Present	Counsel, ING U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 28	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PL (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Assistant Secretary	September 2003 - Present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)   The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified. Effective April 1, 2005, Todd Modic assumed the role of Chief Financial Officer.

23

Investment Manager	Custodian
ING Investments, LLC	The Bank of New York
7337 E. Doubletree Ranch Road	100 Colonial Center Parkway, Suite 300
Scottsdale, Arizona 85258	Lake Mary, Florida 32746

Administrator	Legal Counsel
ING Funds Services, LLC	Goodwin Procter LLP
7337 E. Doubletree Ranch Road	Exchange Place
Scottsdale, Arizona 85258	53 State Street
Boston, Massachusetts 02109
Distributor
ING Funds Distributor, LLC 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258 1-800-992-0180	Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110
Transfer Agent
DST Systems, Inc.
330 West 9th Street
Kansas City, Missouri 64105

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRAR - BCR	(0305-052705)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $40,500 for year ended March 31, 2005 and $38,500 for year ended March 31, 2004.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $19,561 in the year ended March 31, 2005 and $10,540 in the year ended March 31, 2004.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $8,925 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,000 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

International tax services (e.g., Taiwan and India)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services	☒	☒	Not to exceed $15,000 during the Pre-Approval Period

(2)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	☒		Not to exceed $8,000 per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	☒		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:  January 1, 2005

•      Bookkeeping or other services related to the accounting records or financial statements of the Funds

•      Financial information systems design and implementation

•      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•      Actuarial services

•      Internal audit outsourcing services

•      Management functions

•      Human resources

•      Broker-dealer, investment adviser, or investment banking services

•      Legal services

•      Expert services unrelated to the audit

•      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $386,891 for year ended March 31, 2005 and $501,653 for fiscal year ended March 31, 2004.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 10.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: June 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: June 2, 2005

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 2, 2005

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